UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 25, 2023

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 25, 2023, MVB Financial Corp. (“MVB”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, the MVB shareholders voted upon the proposals set forth in a joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) prepared in connection with the Merger Agreement (as defined below), dated August 12, 2022, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022:

As of December 6, 2022, the record date for the Special Meeting, there were 12,615,965 shares of MVB common stock issued and outstanding and eligible to be voted at the Special Meeting, and 9,820,957 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The results of the votes cast by shareholders are as follows:

Proposal 1: MVB’s shareholders approved the proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of August 12, 2022 (the “Merger Agreement”), by and between MVB and Integrated Financial Holdings, Inc. (“IFHI”), including the merger of IFHI with and into MVB, with MVB as the surviving company, and the issuance of shares of MVB common stock as merger consideration (the “MVB Merger Proposal”). The following is a tabulation of the voting results for the MVB Merger Proposal:

Proposal 1:	The MVB Merger Proposal:

	For	Against	Abstain	Broker Non-Votes
	8,265,057	62,224	81,029	1,412,647

Proposal 2: MVB’s shareholders approved the proposal to approve an amendment to MVB’s articles of incorporation to effect an increase in the number of authorized shares of MVB common stock from 20,000,000 to 40,000,000 (the “MVB Articles Amendment Proposal”). The following is a tabulation of the voting results for the MVB Articles Amendment Proposal:

Proposal 2:	The MVB Articles Amendment Proposal

	For	Against	Abstain	Broker Non-Votes
	9,481,315	299,043	40,599	N/A

Proposal 3: To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the MVB Merger Proposal or the MVB Articles Amendment Proposal, or to ensure that any supplement or amendment to the Proxy Statement/Prospectus is timely provided to holders of MVB common stock (the “Adjournment Proposal”). Because the MVB Merger Proposal and the MVB Articles Amendment Proposal were approved, the Adjournment Proposal was withdrawn and not considered at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On January 26, 2023, MVB and IFHI issued a joint press release announcing that each company’s shareholders approved the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1    Joint Press Release, dated January 26, 2023

104    Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: January 26, 2023